UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.______)

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12

TORTOISE CAPITAL RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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[TORTOISE LOGO]

TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas  66211

March 30, 2012

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Tortoise Capital Resources Corporation (the “Company”) on Wednesday, June 6, 2012 at 1:00 P.M. Central Time, at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the meeting, you will be asked to (i) elect two directors of the Company, (ii) approve a proposal, authorizing the amendment of the Company’s Articles of Incorporation if the Company qualifies for and elects Real Estate Investment Trust (“REIT”) status; (iii) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2012, and (iv) consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof, as more fully discussed in the enclosed proxy statement.

Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the proposals, the actual proxy for you to sign and return and the Company’s Annual Report to stockholders for the fiscal year ended November 30, 2011, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934.  If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important. You may vote your shares via the internet at www.investorvote.com/TTO, by telephone with a toll free call to 1-800-652-VOTE (8683), or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package.

Sincerely,

/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

TORTOISE CAPITAL RESOURCES CORPORATION
ANSWERS TO SOME IMPORTANT QUESTIONS

Q.           WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.           This proxy contains three proposals from the Company:  (i) to elect two directors to serve until the Company’s 2015 annual meeting of stockholders; (ii) to approve a proposal authorizing the amendment of the Company’s Articles of Incorporation if the Company qualifies for and elects REIT status, as more fully discussed in the enclosed proxy statement; and (iii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2012.

Q.           HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.           The Board of Directors unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.           HOW CAN I VOTE?

A.           Voting is quick and easy. You may vote your shares via the internet at www.investorvote.com/TTO, by telephone with a toll free call to 1-800-652-VOTE (8683), or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package.

 You may also vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote utilizing one of the other options to ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement.  We urge you to
read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas  66211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Capital Resources Corporation:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Tortoise Capital Resources Corporation, a Maryland corporation (the “Company”), will be held on Wednesday, June 6, 2012 at 1:00 P.M. Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified;

2.
To vote upon a proposal authorizing the amendment of the Company’s Articles of Incorporation if the Company qualifies for and elects Real Estate Investment Trust status, as more fully discussed in the enclosed proxy statement;

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2012; and

4.	To consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on March 15, 2012 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).  If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors of the Company,

/s/ Connie J. Savage
Connie J. Savage
Secretary

March 30, 2012

Leawood, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A return envelope (with postage prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE CAPITAL RESOURCES CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas  66211

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 6, 2012

This proxy statement is being sent to you by the Board of Directors of Tortoise Capital Resources Corporation (the “Company”).  The Board of Directors is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on June 6, 2012.  The Board of Directors has fixed the close of business on March 15, 2012 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this proxy statement.

This proxy statement, the enclosed proxy and the Company’s Annual Report to stockholders for the fiscal year ended November 30, 2011, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934, are first being mailed to stockholders on or about April 30, 2012.

The Company’s reports filed with the Securities and Exchange Commission (“SEC”) can be accessed on the Company’s website [(www.tortoiseadvisors.com/tto.cfm)] or on the SEC’s website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 6, 2012:  This proxy statement, along with the Company's Annual Report to Stockholders for the fiscal year ended November 30, 2011, is available on the internet at http://ir.tortoiseadvisors.com/TTOannual-proxy.cfm.   On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

PROPOSAL ONE

Election of Two Directors

The Board of Directors of the Company unanimously nominated David J. Schulte and Charles E. Heath following a recommendation by the Nominating, Corporate Governance and Compensation Committee of the Company, for election as directors at the annual meeting.  Mr. Schulte and Mr. Heath are currently directors of the Company, have consented to be named in this proxy statement and have agreed to serve if elected.  The Company has no reason to believe that Mr. Schulte or Mr. Heath will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Schulte and Mr. Heath as directors of the Company.  Currently, the Company has five directors, three of whom (the “Independent Directors”) are “independent” as defined under the New York Stock Exchange listing standards.  In accordance with the Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size.  The terms of the directors of the different classes are staggered.  The terms of Richard C. Green and John R. Graham expire on the date of the 2013 annual meeting of stockholders and the term of Conrad S. Ciccotello expires on the date of the 2014 annual meeting of stockholders.

In accordance with the Company’s Bylaws (“Bylaws”), each share of the Company’s common stock may be voted for as many individuals as there are directors to be elected.  Thus, each common share is entitled to one vote in the election of Mr. Schulte and one vote in the election of Mr. Heath.  Stockholders do not have cumulative voting rights.

If elected, each of Mr. Schulte and Mr. Heath will hold office until the 2015 annual meeting of stockholders and until his successor is duly elected and qualified.  If either Mr. Schulte or Mr. Heath is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth each Board member’s name, age and address, position(s) with the Company and length of time served, principal occupation during the past five years, and other public company directorships held by each Board member.  Unless otherwise indicated, the address of each director is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Nominees For Director

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Charles E. Heath (Born 1942)	Director of the Company since its inception.	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	Tortoise Funds*

David J. Schulte (Born 1961)	Director of the Company since December 2011; Chief Executive Officer since inception; President from inception to April 2007.
Managing Director of Tortoise
Capital Advisers, L.L.C.
(“TCA”) since 2002; Managing
Director of Corridor InfraTrust
Management, LLC; Chief
Executive Officer and President
of each of TYG, TYY and TPZ
from inception to May 2011;
Chief Executive Officer of TYN
from inception to May 2011;
Senior Vice President of NTG
since 2010, of each of TYG,
TYY, TYN and TPZ since May
2011 and of TTP since inception;
CPA and CFA designation.
None

_______________________

*The Tortoise Funds are Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Pipeline & Energy Fund, Inc. (“TTP”)

Remaining Directors

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Conrad S. Ciccotello (Born 1960)	Director of the Company since its inception.
Associate Professor of Risk
Management and Insurance,
Robinson College of Business,
Georgia State University (faculty
member since 1999); Director of
Personal Financial Planning
Program; Investment Consultant
to the University System of
Georgia for its defined
contribution retirement plan;
Formerly Faculty Member,
Pennsylvania State University
(1997-1999); Published a number
of academic and professional
journal articles on investment
company performance and
structure, with a focus on MLPs.
Tortoise Funds*

John R. Graham (Born 1945)	Director of the Company since its inception.
Executive-in-Residence and
Professor of Finance (part-time),
College of Business
Administration, Kansas State
University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO,
Graham Capital Management,
Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
Tortoise Funds*

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Richard C. Green (Born 1954)	Chairman of the Board and Director of the Company since December 2011.
Managing Director of Corridor InfraTrust Management, LLC; Chairman of TTO since
December 2011; Formerly Chief Executive Officer of the Calvin Group from 2008 to 2010; Chairman, President and Chief Executive Officer of Aquila, Inc., an international electric and gas utility business and national energy marketing and trading business, from 2002 to 2008.
None

_______________________

* The Tortoise Funds are Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Pipeline & Energy Fund, Inc. (“TTP”)

Each director was selected to join the Company’s Board of Directors based upon their character and integrity, and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Schulte and Mr. Green, their status as an Independent Director, and their service as a director for the Tortoise Funds, and, as to Mr. Schulte and Mr. Green, their roles with the company’s external manager, Corridor InfraTrust Management, LLC (“Corridor”), were an important factor in their selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; Mr. Schulte, executive and leadership roles with the Tortoise Funds and Corridor; and Mr. Green, executive and leadership roles with public energy companies and Corridor.

Mr. Green serves as Chairman of the Board of Directors.  The appointment of Mr. Green as Chairman reflects the Board of Director’s belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of

Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

The preceding table and text gives more information about Mr. Green, the Chairman of the Board of the Company and Mr. Schulte, the Chief Executive Officer of the Company.  The following table sets forth each other officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; and other public company directorships held by each officer.  Unless otherwise indicated, the address of each officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Each officer serves until his successor is elected and qualified or until his resignation or removal.

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Terry C. Matlack (Born 1956)	Chief Financial Officer of the Company since inception; Director of the Company from inception through September 2009.	Managing Director of TCA since 2002; Director of each of TYG, TYY, TYN and TPZ from its inception to September 15, 2009; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011, and of TTP since inception; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011; CFA designation since 1985.	Epiq Systems, Inc.*

* Mr. Matlack is not standing for re-election as a director of Epiq Systems, Inc. and his term ends with the annual meeting of shareholders of that company in 2012.

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Edward Russell (Born 1964)	President of the Company since April 2007.
Senior Investment
Professional of TCA since
2006; formerly Managing
Director (1999-2006) in
investment banking
department of Stifel,
Nicolaus & Company,
Incorporated, responsible
for all of the energy and
power transactions,
including all of the debt
and equity transactions,
prior to joining TCA, for
three of the closed-end
public funds managed by
TCA, starting with the first
public equity offering in
February 2004, and the
first private placement
transaction for the
Company.
Abraxas Petroleum Corporation

David Haley (Born 1958)	Senior Vice President of the Company since December 2011.
Director of Corridor
InfraTrust Management,
LLC; Formerly Vice
President of The Calvin
Group from 2008 to 2010,
Managing Director
of EnFocus, a consulting firm
focused on risk
management and
structuring transaction for
clients in the energy and
financial services
industries from 2002 to
2008, Vice President of
Cross Commodity Trading
for Aquila Inc. from
2001
to 2002.
None

Rebecca M. Sandring (Born 1960)	Treasurer of the Company since December 2011.	Principal of Corridor InfraTrust Management, LLC; Formerly Vice President of The Calvin Group from 2008 to 2010, Director of Finance for Aquila, Inc. from 2004 to 2008.	None

Committees of The Board of Directors

The Company’s Board of Directors currently has four standing committees:  (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating, Corporate Governance and Compensation Committee; and (iv) the Compliance Committee.  Currently, Mr. Ciccotello, Mr. Graham and Mr. Heath (all of the Company’s Independent Directors) are the sole members of the Audit and Valuation Committee, the Nominating, Corporate Governance and Compensation Committee and the Compliance Committee.  The Company’s Executive Committee currently consists of Mr. Green, Mr. Schulte and Mr. Heath.

☐
Executive Committee.  The Company’s Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board of Directors in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

☐
Audit and Valuation Committee.  The Company’s Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board of Directors, a current copy of which is available on the Company’s website (www.tortoiseadvisors.com/tto.cfm) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Audit and Valuation Committee: (i) approves and recommends to the Board of Directors the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors and monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) assists with implementation of the Company’s valuation procedures; and (vi) responds to other matters as outlined in the Committee’s Charter.  Each Audit and Valuation Committee member is “independent” as defined under the New York Stock Exchange listing standards. The Board of Directors has determined that Conrad S. Ciccotello is an “audit committee financial expert.”  In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

☐
Nominating, Corporate Governance and Compensation Committee.  The Company’s Nominating, Corporate Governance and Compensation Committee operates under a written charter adopted and approved by the Board of Directors, a current copy of which is available on the Company’s website (www.tortoiseadvisors.com/tto.cfm) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Nominating, Corporate Governance and Compensation Committee:  (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures;

(iv) evaluates and makes recommendations to the Board regarding director compensation; (v) oversees the evaluation of the Board and management; (vi) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (vii) may not delegate its authority.  The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with the Company’s Bylaws.  Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating, Corporate Governance and Compensation Committee.  Stockholders should see “Stockholder Proposals and Nominations for the 2013 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders.  The Company’s Bylaws require all directors and nominees for directors (i) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, and (ii) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, to have a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in item 401 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company.  The Nominating, Corporate Governance and Compensation Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Nominating and Corporate Governance and Compensation Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director. Each Nominating, Corporate Governance and Compensation Committee member is “independent” as defined under the New York Stock Exchange listing standards.

☐
Compliance Committee.  Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards.  The Company’s Compliance Committee operates under a written charter adopted and approved by the Board of Directors.  The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board of Directors or committee chair deems appropriate.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its operations and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with Corridor’s management to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the

Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

The following table shows the number of Board of Directors and committee meetings held during the fiscal year ended November 30, 2011:

Board of Directors	9
Executive Committee	0
Audit and Valuation Committee	3
Nominating, Corporate Governance and Compensation Committee	1
Compliance Committee	1

During the 2011 fiscal year, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which they served. The Company does not have a policy with respect to Board member attendance at annual meetings.  All of the directors of the Company attended the Company’s 2011 annual meeting.

The Company has designated Mr. Heath as the presiding director to preside at all executive sessions of the Company’s non-management directors. Executive sessions of the Company’s non-management directors are held at least twice a year. Stockholders and any interested parties may communicate directly with Mr. Heath, or with the non-management directors as a group, by writing to the Secretary of the Company at its principal office at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Director Compensation Table

The Company does not compensate any of its non-independent directors, nor does the Company compensate any of its officers.  The following table sets forth certain information with respect to the compensation paid by the Company during fiscal 2011 to each of the current independent directors for their services as a director.  The Company does not have any retirement or pension plans, and no director received any compensation from us other than in cash.

Name of Person, Position	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company Paid to Directors

Conrad S. Ciccotello	$23,000	None	None	$23,000
John R. Graham	$23,000	None	None	$23,000
Charles E. Heath	$23,000	None	None	$23,000

(1)      No amounts have been deferred for any of the persons listed in the table.

For the 2012 fiscal year, each independent director receives from us an annual retainer of $3,000 and a fee of $2,000 for each meeting of the Board of Directors or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation Committee receives an additional annual retainer of $1,000. Each other committee chairman receives an additional annual retainer of $1,000.  The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

Required Vote

Mr. Schulte and Mr. Heath will be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy.  When there are two vacancies for director, as is the case here, a vote by plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected.  Therefore, withheld votes and broker non-votes, if any, will not be counted towards a nominee’s achievement of a plurality.  Each common share is entitled to one vote in the election of Mr. Schulte and one vote in the election of Mr. Heath.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends stockholders of the Company vote “FOR” Mr. Schulte and Mr. Heath as directors.

PROPOSAL TWO

Approval to Authorize the Amendment of the Company’s
Articles of Incorporation if the Company Qualifies for
and Elects Real Estate Investment Trust Status

Background

The Board of Directors of the Company recommends that the stockholders of the Company approve the proposed Articles of Amendment and Restatement included as Exhibit A hereto (the “Articles of Amendment”).  The Board of Directors believes imposition of the ownership and transfer restrictions contained in the proposed Articles of Amendment is advisable because if the Company qualifies for and elects real estate investment trust (“REIT”) status, it will help to ensure the Company's compliance with requirements for taxation as a REIT.  The Board of Directors further believes that the charters of substantially all REITs contain similar stock ownership and transfer restrictions.  If this proposal is approved, the Articles of Amendment will not be filed, and will thus not take effect, until such time as the Company qualifies for and elects REIT status.

REIT Qualification

To qualify for taxation as a REIT and elect REIT status, no more than 50% in value of all classes or series of stock of the Company, including, without limitation common stock and preferred stock (“Capital Stock”) may be owned, actually or constructively, by five or fewer persons at any time during the last half of a taxable year (other than the first year in which the Company qualifies as a REIT). Further, for the Company to qualify for taxation as a REIT, the Company’s capital stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year (other than the first year in which the Company qualifies as a REIT).

Proposed Ownership and Transfer Restrictions

Because the Board of Directors of the Company believes that it is desirable for the Company to qualify for and elect REIT status, the Articles of Amendment provide that, subject to certain exceptions, no person may own, or be deemed to own by virtue of the attribution provisions of the Internal Revenue Code, more than 9.8% of the aggregate value of the Company’s outstanding common stock or Capital Stock. The Articles of Amendment are designed to ensure that the Company complies with the closely held prohibition.

In the event of any purported transfer of shares of Capital Stock or any other event that would result in a person (the “Intended Transferee”) beneficially owning shares of common stock or Capital Stock in excess of the ownership limit, or that would result in the Company’s disqualification as a REIT, that number of shares that would cause a violation of the applicable limit, referred to below as the excess shares, will be automatically transferred to a trust for the benefit of a charitable organization or, if such transfer to a trust would not for any reason avoid a violation of the ownership limitation provisions, the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such transfer. In any event, a violative transfer is deemed void, and the Intended Transferee shall not acquire any rights in the excess shares. However, these restrictions do not preclude settlement of any transaction entered into through the facilities of the New York Stock Exchange or other national securities exchange.

In the case of an automatic transfer to a trust, the beneficiary will be a qualified charitable organization selected by the Board of Directors. Such automatic transfer will be deemed to be effective as of the close of business on the trading day prior to the date of such violative transfer. Within 20 days after receiving notice from the Company of the transfer of shares to the trust, the trustee of the trust will be required to sell the excess shares to a person or entity who could own such shares without violating the applicable ownership limitation provision. The trustee, upon a sale of these shares, would then distribute to the Intended Transferee an amount equal to the lesser of the price paid by the Intended Transferee for the excess shares or the net sales proceeds received by the trust for the excess shares. In the case where excess shares are transferred to a trust other than as a result of a transfer for value, such as a gift, the trustee will be required to sell the excess shares to a qualified person or entity and distribute to the Intended Transferee an amount equal to the lesser of the fair market value of the excess shares as of the date of the event causing the shares to be held in trust or the sales proceeds received by the trust for the excess shares. In either case, any proceeds in excess of the amount distributable to the Intended Transferee will be distributed to the charitable beneficiary. Prior to a sale of any excess shares by the trust, the trustee will have all voting rights and will be entitled to receive in trust for the charitable beneficiary all dividends and other distributions paid by the Company with respect to the excess shares.

In addition, shares of the Company held in the trust will be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the trust (or, in the case of a gift or other transaction not for value, the market price at the time of the gift or other transaction) and (ii) the market price on the date the Company, or its designee, accepts the offer. The Company will have the right to accept such offer until such time as the trustee has sold the shares in the trust. Upon the sale to the Company, the interest of the beneficiary in the shares sold will terminate and the trustee shall distribute the net proceeds of the sale to the Intended Transferee and the charitable beneficiary as described above.

These ownership limitations and transfer restrictions could have the effect of delaying, deferring or preventing a takeover or other transaction in which shareholders might receive a premium for their shares over the then prevailing market price or which shareholders might believe to be otherwise in their best interest.

Disclosure of Share Ownership by Stockholders

All persons who own 5% or more of the Company's outstanding shares of Capital Stock, or any lower percentage required by the Code or Treasury regulations, must provide to us a written statement or affidavit containing information regarding their ownership of Capital Stock. In addition, each direct, indirect and constructive owner must disclose to us any information that we may request in good faith to determine our status as a REIT or for other tax compliance reasons.

Required Vote

The proposal to authorize the Board of Directors to Amend the Company’s Articles of Incorporation if the Company qualifies for and elects REIT status will be approved by the affirmative vote of common stockholders holding a majority of all common stock.  For the purpose of determining whether stockholders holding a majority of all common stock approved this proposal, each common share is entitled to one vote, and abstentions and broker non-votes, if any, will have the effect of a vote against the proposal.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “FOR” the proposal to authorize the Amendment of the Company’s Articles of Incorporation if the Company qualifies for and elects REIT status as set forth in this proposal.

PROPOSAL THREE

Ratification of Selection of
Independent Registered Public Accounting Firm

The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the Company’s independent auditors, to audit the accounts of the Company for the fiscal year ending November 30, 2012.  E&Y’s selection was approved by the Company’s Audit and Valuation Committee and was also ratified and approved by the Board of Directors of the Company, including all of the independent Directors.

E&Y has audited the financial statements of the Company since the Company’s commencement of operations on December 8, 2005, and does not have any direct financial interest or any material indirect financial interest in the Company.  A representative of E&Y is expected to be available at the meeting, to have the opportunity to make a statement and respond to appropriate questions from the stockholders.  The Company’s Audit and Valuation Committee intends to meet twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote

E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of common stock.  Each common share is entitled to one vote on this proposal.  For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “FOR” the ratification of Ernst & Young LLP as the Company’s Independent Public Accounting Firm.

AUDIT AND VALUATION COMMITTEE REPORT

The Audit and Valuation Committee of the Company reviews the Company’s annual financial statements with both management and the Company’s independent auditors and assists with implementation of the Company’s valuation procedures.

The Audit and Valuation Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors.  The Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2011 with management of the Company.  Management of the Company has represented to the independent auditors of the Company that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit and Valuation Committee has also discussed with the independent auditors of the Company the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The independent auditors of the Company provided to the Audit and Valuation Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Valuation Committee concerning independence, and the Audit and Valuation Committee discussed with representatives of the independent auditors of the Company their firm’s independence with respect to the Company.

Based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, and the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements of the Company in its Annual Report on Form 10-K.

The Audit and Valuation Committee of the Company

Conrad S. Ciccotello (Chairman)
Charles E. Heath
John R. Graham

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit and Valuation Committee selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2012.  E&Y is registered with the Public Company Accounting Oversight Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES

The following table sets forth the approximate amounts of the aggregate fees billed to the Company by E&Y for the fiscal year ended November 30, 2010 and 2011, respectively:

	2010	2011
Audit Fees1	$115,500	$212,500
Audit-Related Fees	$ 11,000	$ 61,000
Tax Fees2	$ 37,000	$ 57,000
All Other Fees	-	-
Aggregate Non-Audit Fees	$ 48,000	$118,000

___________________

(1)
For professional services rendered auditing the Company’s annual financial statements, reviewing interim financial statements, and reviewing the Company’s statutory and regulatory filings with the SEC.  The audit fees for November 30, 2010 and November 30, 2011 are based on amounts billed and expected to be billed by E&Y.

(2)	For professional services rendered to the Company for tax compliance, tax advice and tax planning.

The Audit and Valuation Committee of the Company adopted pre-approval polices and procedures on September 12, 2005.  Under these policies and procedures, the Audit and Valuation Committee of the Company pre-approves: (i) the selection of the Company’s independent registered public accounting firm; (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company; (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company’s manager or advisor or any entity controlling, controlled by, or under common control with the Company’s manager or advisor that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; and (iv) the fees and other compensation to be paid to the independent registered public accounting firm.  The Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification.  Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds.  Since the Company’s adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y.  None of these services provided by E&Y were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

TCA and Corridor paid to E&Y $88,000 and $0, respectively in 2010 and $0 and $26,000, respectively, in 2011 for research and consultations related to proposed transactions.  These non-audit services were not required to be preapproved by the Company’s Audit and Valuation Committee.  No

entity controlling, controlled by, or under common control with Corridor that provides ongoing services to the Company, has paid to, or been billed for fees by, E&Y for non-audit services rendered to Corridor or such entity during the Company’s last two fiscal years.

The Audit and Valuation Committee has considered whether E&Y’s provision of services (other than audit services) to the Company, Corridor or any entity controlling, controlled by, or under common control with Corridor that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting.  If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At December 31, 2011, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the number of common stock of the Company listed in the table below (or percentage of outstanding shares).  Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.

Directors and Officers	Number of Shares	Percent of Class(1)

Independent Directors
Conrad S. Ciccotello (2)	5,384.14	*
John R. Graham (3)	8,866.31	*
Charles E. Heath (4)	5,026.61	*

Interested Directors and Officers
Richard C. Green	1,500.00	*
David J. Schulte (5)	16,898.28	*
Edward Russell	7,656.63	*
Terry Matlack (6)	10,956.26
David Haley	0.00	*
Rebecca M. Sandring	0.00	*
		*
Directors and Officers as a Group (9 Total) (7)	56,288.23
		*

*Indicates less than 1%.

(1)	Based on 9,176,889 shares outstanding as of December 31, 2011.
(2)	Mr. Ciccotello holds 2,262 of these shares jointly with his wife. Includes 250 shares that may be acquired through warrants that are currently exercisable.
(3)
Of these shares, 6,866.31 are held by the John R. Graham Trust U/A dtd 1/3/92 for which Mr. Graham is the sole trustee, and include 1,000 shares that may be acquired through warrants that are currently exercisable.

(4)	These shares are held by the Charles E. Heath Trust #1 U/A dtd 2/1/92 of which Mr. Heath is a trustee, and include 750 shares that may be acquired through warrants that are currently exercisable.
(5)
Includes 1,128 shares that may be acquired through warrants that are currently exercisable.  Mr. Schulte holds 1,500 shares jointly with his wife; 200 shares are held in accounts for spouse’s children for which she is the custodian and for which Mr. Schulte disclaims beneficial ownership.

(6)
These shares are held by the Matlack Living Trust dtd 12/30/2004, for which Mr. Matlack and his wife are co-trustees and include 616 shares that may be acquired through warrants that are currently exercisable.

(7)	Includes 3,744 shares that may be acquired through warrants that are currently exercisable.

As of December 31, 2011, the following persons owned of record or beneficially more than 5% of our common stock:
	Shares Held	Percentage of Outstanding Shares
Morgan Stanley* Morgan Stanley Smith Barney LLC*
1585 Broadway New York, NY 10036	1,130,162	12. 3%

*Information based on a Schedule 13G amendment filed on February 10, 2012.  The securities reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a registered broker dealer.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has written policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company.  The Company has written procedures which prohibit certain transactions with affiliates of the Company and require board approval of certain transactions with affiliated persons of the Company.

The Company is managed by Corridor InfraTrust Management, LLC (formerly Corridor Energy, LLC).  Corridor is an asset manager specializing in financing the acquisition or development of infrastructure real property assets. Corridor assists the Company in identifying infrastructure real property asset investments that can be leased to businesses that make goods, provide services or own assets other than securities, which business we refer to herein as “operating companies” and is generally responsible for the Company’s day-to-day operations. Tortoise Capital Advisors, L.L.C., an SEC registered investment adviser, provides the Company certain securities focused investment services necessary to evaluate, monitor and liquidate our remaining securities portfolio and also provides the Company with certain operational (i.e. non-investment) services. Corridor compensates TCA for the securities focused investments and services TCA provides to the Company.

Corridor currently has four business professionals who are primarily responsible for the origination, structuring and managing of the Company’s real property asset investments. This team provides investors and operator partners with the industry expertise of energy operations, energy portfolio management and capital markets. Corridor is located at 4200 W. 115th Street, Suite 210, Leawood, Kansas 66211. Corridor is an affiliate of TCA.

Pursuant to the Management Agreement with Corridor, the Company pays Corridor quarterly a base management fee equal to 0.25% (1.00% annualized) of the average monthly Managed Assets for such quarter, calculated and paid in arrears within 30 days of the end of each fiscal quarter. The term

“Managed Assets” as used in the calculation of the management fee means all securities and real property assets (including any securities or real property assets purchased with or attributable to borrowed funds) minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. Accrued liabilities are expenses incurred in the normal course of operations. For purposes of the definition of Managed Assets, “securities” includes the securities portfolio, valued at then current market value. For purposes of the definition of Managed Assets, “real property assets” includes assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and acquisition costs that may be allocated to intangibles or are unallocated), valued at the aggregate historical cost, before reserves for depreciation, amortization, impairment charges, bad debts or other similar noncash reserves. The base management fee for any partial quarter will be appropriately prorated.

The Company also pays Corridor quarterly an incentive fee of 10% of the increase in distributions paid over a threshold distribution equal to $0.125 per share per quarter, calculated and paid in arrears within 30 days of the end of each fiscal quarter. No incentive fee shall be paid on (i) any dividend paid after the Board of Directors has determined to liquidate the Company, or (ii) all or any portion of any dividend expected by the Board of Directors not to be sustainable in subsequent quarters. The incentive fee for any partial quarter will be appropriately prorated. At least half of any incentive fee paid to Corridor must be reinvested by Corridor in the Company’s common stock.

ANNUAL MEETING MATTERS

Outstanding Stock.  At December 31, 2011, the Company had 9,176,889 shares of common stock issued and outstanding.  The Company anticipates the number of shares of common stock issued and outstanding will be the same at the record date.

How Proxies Will Be Voted.  All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement, including proposal five.

How To Vote.  You may vote your shares via the internet at www.investorvote.com/TTO, by telephone with a toll free call to 1-800-652-VOTE (8683), or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Dissenters Rights.  Stockholders do not have dissenters’ rights of appraisal in connection with any of the proposals to be voted on at the annual meeting.

Expenses and Solicitation of Proxies.  The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs in connection with the initial solicitation and voting of proxies will be borne by the Company.  The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company.  In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Manager, the Company’s transfer agent, or by brokers or their representatives, or by a solicitation firm engaged by the Company.  The Manager has agreed to pay for any such additional proxy solicitation expenses incurred through use of a solicitation firm. The Company will not pay any representatives of the Company or the Manager any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy.  You may revoke your proxy at any time by:  (i) sending prior to the meeting a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (ii) properly executing and sending prior to the meeting a later-dated proxy; or (iii) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum.  The presence, in person or by proxy, of stockholders entitled to cast a majority of the total number of votes entitled to be cast at the meeting constitutes a quorum.  For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting but have not been voted.

If a quorum is not present in person or by proxy at the meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report.  The Company’s Annual Report includes its Annual Report on Form 10-K for the year ended November 30, 2011 (without exhibits) as filed with the SEC. The Company will furnish without charge upon written request a copy of its Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common stock entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary, Tortoise Capital Resources Corporation, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange.  Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file.  Based on a review of those forms furnished to it, the Company believes that its directors and officers, have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that Conrad Ciccotello was late in reporting the sale of a fractional share in connection with a brokerage account transfer.  The transaction was reported on a Form 4 filed in November 2011.  The Company has no reason to believe that Morgan Stanley, as the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of the Company’s common stock, has not complied with all applicable Section 16(a) filing requirements during the last fiscal year.

ADMINISTRATOR

The Company has entered into an Administration Agreement with TCA, pursuant to which TCA performs (or oversees or arranges for the performance of) the administrative services necessary for the Company’s operation, including without limitation providing equipment, clerical, bookkeeping and record keeping services.  The address of TCA is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of the Company or to a particular director.  Communications should be addressed to the Secretary of the Company at its principal office at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Secretary will forward any communications received directly to the Board of Directors or the particular director, as applicable.

CODE OF BUSINESS CONDUCT, CODE OF ETHICS
AND CORPORATE GOVERNANCE POLICY

The Company has adopted a code of business conduct, a code of ethics which applies to the Company’s principal executive officer and principal financial officer and a corporate governance policy. Each is available on the Company’s website (www.tortoiseadvisers.com/tto.cfm) or in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

STOCKHOLDER PROPOSALS AND
NOMINATIONS FOR THE 2013 ANNUAL MEETING

Method for Including Proposals in the Company’s Proxy Statement.  Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on January 1, 2012.  Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act.  Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations.  If you want to nominate a director or have other business considered at the Company’s next annual meeting of stockholders but do not want those items included in its proxy statement, you must comply with the advance notice provision of the Company’s Bylaws.  Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than December 2, 2011 nor later than 5:00 p.m. Central Time on January 1, 2012.  The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws.  With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act.  With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business.  Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws.  A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

/s/ Connie J. Savage
Connie J. Savage
Secretary

March 30, 2012

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
[Tortoise Logo]
Proxy — Tortoise Capital Resources Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – June 6, 2012

The undersigned holder of shares of Tortoise Capital Resources Corporation appoints David J. Schulte and Richard C. Green, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Capital Resources Corporation to be held on June 6, 2012 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A.          Election of Director – The Board of Directors recommends a vote “FOR” the Nominees below.
              Nominees:
FOR                      WITHHOLD

1.           David J. Schulte                                                      [     ]                              [     ]

2.           Charles E. Heath                                                      [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

3.	Approval authorizing the amendment of the Company’s Articles of Incorporation if the Company qualifies for and elects Real Estate Investment Trust status.

For           Against          Abstain

[   ]           [   ]                      [   ]

4.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2012.

For           Against          Abstain

[   ]           [   ]                      [   ]

5.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C. Non-Voting Issues Change of Address – Please print new address below.	Meeting Attendance
	Mark box to the right	☐
if you plan to attend the Annual Meeting.

D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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